Exhibit 99.2

EARNINGS RELEASE SUPPLEMENT SECOND QUARTER 2023 (UNAUDITED) AUGUST 3, 2023

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section V Asset Listing 2

Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties. 3

Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non-GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimus. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit-defined FFO unless otherwise noted. 4

Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. 5

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section V Asset Listing 6

For the Three Months Ended June 30, For the Six Months Ended June 30, 2023 2022 2023 2022 (unaudited) Net (loss) income attributable to common stockholders $ (753) $ 7,944 $ (5,981) $ (4,435) Net (loss) income per diluted share $ (0.01) $ 0.07 $ (0.06) $ (0.04) Total revenues $ 194,493 $ 183,248 $ 376,876 $ 325,117 EBITDAre (1) $ 61,602 $ 62,438 $ 116,942 $ 101,176 Adjusted EBITDAre (1) $ 52,896 $ 54,592 $ 97,331 $ 87,513 FFO (1) $ 27,847 $ 27,135 $ 49,923 $ 41,628 Adjusted FFO (1) $ 33,151 $ 32,624 $ 59,411 $ 52,765 FFO per diluted share and unit (1) $ 0.23 $ 0.22 $ 0.41 $ 0.35 Adjusted FFO per diluted share and unit (1) $ 0.27 $ 0.27 $ 0.49 $ 0.44 Pro Forma (2) RevPAR $ 127.06 $ 122.71 $ 124.20 $ 112.25 RevPAR Growth 3.5% 10.6% Hotel EBITDA $ 71,117 $ 71,024 $ 136,240 $ 122,562 Hotel EBITDA margin 36.6% 38.2% 36.1% 36.4% Hotel EBITDA margin growth -155 bps -29 bps Same Store (3) RevPAR $ 126.89 $ 122.49 $ 122.59 $ 110.85 RevPAR Growth 3.6% 10.6% Hotel EBITDA $ 68,184 $ 67,794 $ 127,449 $ 115,062 Hotel EBITDA margin 37.1% 38.5% 36.1% 36.2% Hotel EBITDA margin growth -138 bps -11 bps Summary Financial Results (Unaudited) (1) See tables later in this presentation for a discussion and reconciliation of net loss to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of operating income (loss) to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. (2) Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 101 hotels owned as of June 30, 2023, as if each hotel had been owned by the Company since January 1, 2022 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2022, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. (3) All same store information includes 95 hotels owned as of June 30, 2023, with operating and financial results for the three months ended June 30, 2023 and 2022. (Amounts in thousands, except per share metrics and statistics) 7

Summary Pro Forma Operating Results (Unaudited)

(Amounts in thousands, except statistics)	2022		2023		Trailing Twelve
Pro Forma Operating Data [(1)]	Q3	Q4	Q1	Q2	Months Ended June 30, 2023
Pro forma room revenue	$ 157,960	$ 152,776	$ 164,144	$ 173,837	$ 648,717
Pro forma other hotel operating revenue	17,964	18,597	19,225	20,273	76,059
Pro forma total revenues	**175,924**	**171,373**	**183,369**	**194,110**	**724,776**
Pro forma total hotel operating expenses	115,209	108,447	118,246	122,993	464,895
Pro forma hotel EBITDA	**$ 60,715**	**$ 62,926**	**$ 65,123**	**$ 71,117**	**$ 259,881**
Pro forma hotel EBITDA Margin	*34.5%*	*36.7%*	*35.5%*	*36.6%*	*35.9%*
Pro Forma Statistics [(1)]					
Rooms sold	989,042	948,793	940,790	1,032,690	3,911,315
Rooms available	1,382,944	1,382,983	1,353,060	1,368,094	5,487,081
Occupancy	71.5%	68.6%	69.5%	75.5%	71.3%
ADR	$ 159.71	$ 161.02	$ 174.47	$ 168.33	$ 165.86
RevPAR	$ 114.22	$ 110.47	$ 121.31	$ 127.06	$ 118.23
Actual Statistics					
Rooms sold	1,010,996	963,151	950,214	1,039,045	3,963,406
Rooms available	1,409,716	1,410,358	1,380,060	1,376,796	5,576,930
Occupancy	71.7%	68.3%	68.9%	75.5%	71.1%
ADR	$ 158.39	$ 159.50	$ 171.63	$ 167.64	$ 164.26
RevPAR	$ 113.59	$ 108.92	$ 118.18	$ 126.51	$ 116.74

(1) *Unaudited pro forma information includes operating results for 101 hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since July 1, 2022. For hotels acquired by the Company after July 1, 2022 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from July 1, 2022, to June 30, 2023. The financial results for the Acquired Hotels include information provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.*

8

SUMMIT HOTEL PROPERTIES

For the Three Months Ended June 30, For the Six Months Ended June 30, 2023 2022 2023 2022 Net income (loss) $ 890 $ 23,313 $ (1,080) $ 14,340 Depreciation and amortization 37,510 38,058 74,418 74,332 Interest expense 22,248 15,118 43,157 28,557 Interest income (157) (4) (240) (6) Income tax expense 791 6,437 319 4,437 EBITDA $ 61,282 $ 82,922 $ 116,574 $ 121,660 Loss (gain) on disposal of assets and other dispositions, net 320 (20,484) 368 (20,484) EBITDAre $ 61,602 $ 62,438 $ 116,942 $ 101,176 Recoveries of credit losses - (250) (250) (250) Amortization of key money liabilities (121) (123) (257) (123) Equity-based compensation 2,578 2,142 4,046 5,840 Transaction costs and other 259 716 352 716 Non-cash interest (income) expense, net (1) (133) 9 (263) (113) Non-cash lease expense, net 129 130 262 258 Casualty losses, net 935 119 1,471 304 Loss (income) related to non-controlling interests in consolidated joint ventures 2,971 (9,031) 3,651 (8,949) Other non-cash items, net - - 713 - Adjustments related to non-controlling interests in consolidated joint ventures (15,324) (1,558) (29,336) (11,346) Adjusted EBITDAre $ 52,896 $ 54,592 $ 97,331 $ 87,513 Adjusted EBITDAre Reconciliation (1) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. 9 (Amounts in thousands)

For the Three Months Ended June 30, For the Six Months Ended June 30, 2023 2022 2023 2022 Net income (loss) $ 890 $ 23,313 $ (1,080) $ 14,340 Preferred dividends (3,968) (3,968) (7,938) (7,938) Distributions to and accretion of redeemable non-controlling interests (657) (653) (1,314) (1,208) Loss (income) related to non-controlling interests in consolidated joint ventures 2,971 (9,031) 3,651 (8,949) Net (loss) income applicable to Common Stock and Common Units $ (764) $ 9,661 $ (6,681) $ (3,755) Real estate-related depreciation (1) 36,327 36,960 72,054 72,155 Loss (gain) on disposal of assets and other dispositions, net 320 (20,484) 368 (20,484) Adjustments related to non-controlling interests in consolidated joint ventures (8,036) 998 (15,818) (6,288) FFO applicable to Common Stock and Common Units $ 27,847 $ 27,135 $ 49,923 $ 41,628 Recoveries of credit losses - (250) (250) (250) Amortization of debt issuance costs 1,386 1,413 2,785 2,825 Amortization of franchise fees (1) 144 169 286 337 Amortization of intangible assets, net (1) 919 929 1,822 1,840 Equity-based compensation 2,578 2,142 4,046 5,840 Transaction costs and other 259 716 352 716 Non-cash interest (income) expense, net (2) (133) 9 (263) (113) Non-cash lease expense, net 129 130 262 258 Casualty losses, net 935 119 1,471 304 Other non-cash items, net - - 768 - Adjustments related to non-controlling interests in consolidated joint ventures (913) 112 (1,791) (620) AFFO applicable to Common Stock and Common Units $ 33,151 $ 32,624 $ 59,411 $ 52,765 FFO per Common Stock and Common Units $ 0.23 $ 0.22 $ 0.41 $ 0.35 AFFO per Common Stock and Common Units $ 0.27 $ 0.27 $ 0.49 $ 0.44 Weighted average diluted shares of Common Stock and Common Units FFO and AFFO (3) 122,432 121,352 122,223 119,890 Adjusted FFO Reconciliation (1) The total of these line items represents depreciation and amortization as reported on the Company’s Condensed Consolidated Statements of Operations for the periods presented. (2) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. (3) The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company’s operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis. 10 (Amounts in thousands, except per share metrics)

Summit Wholly-Owned GIC Joint Venture (2) Other Joint Ventures (2) Combined GIC JV Pro Rata Adj Other JVs Pro Rata Adj Pro Rata SEC Filing - 10Q/K Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Q2 2023 Q2 2022 Rooms sold 639,113 658,329 380,949 363,437 18,983 3,574 1,039,045 1,025,340 Rooms available 855,121 877,695 496,650 499,434 25,025 5,544 1,376,796 1,382,673 Occupancy 74.7% 75.0% 76.7% 72.8% 75.9% 64.5% 75.5% 74.2% ADR $ 173.47 $ 169.31 $ 155.80 $ 150.63 $ 208.82 $ 167.04 $ 167.64 $ 162.68 RevPAR $ 129.65 $ 127.00 $ 119.50 $ 109.61 $ 158.40 $ 107.68 $ 126.51 $ 120.64 Room revenue 110,866 111,464 59,351 54,743 3,964 597 174,181 166,804 Other revenue 10,772 9,344 7,060 6,642 2,480 458 20,312 16,444 Total revenue $ 121,638 $ 120,808 $ 66,411 $ 61,385 $ 6,444 $ 1,055 $ 194,493 $ 183,248 Hotel EBITDA $ 43,032 $ 45,579 $ 25,676 $ 23,465 $ 1,921 $ 130 $ 70,629 $ 69,174 % margin 35.4% 37.7% 38.7% 38.2% 29.8% 12.3% 36.3% 37.7% Net income (loss) $ 7,150 $ 5,033 $ (6,123) $ 18,507 $ (137) $ (227) $ 890 $ 23,313 $ 2,957 $ (9,054) $ 14 $ 23 $ 3,861 $ 14,282 Depreciation and amortization 19,261 20,192 17,226 17,626 1,023 240 37,510 38,058 (8,441) (8,637) (102) (24) 28,967 29,397 Interest expense 8,734 9,111 12,544 5,890 970 117 22,248 15,118 (6,147) (2,886) (97) (12) 16,004 12,220 Interest income (135) (4) (22) - - - (157) (4) 11 - - - (146) (4) Income tax expense 26 6,421 765 16 - - 791 6,437 (375) (8) - - 416 6,429 EBITDA $ 35,036 $ 40,753 $ 24,390 $ 42,039 $ 1,856 $ 130 $ 61,282 $ 82,922 $ (11,995) $ (20,585) $ (185) $ (13) $ 49,102 $ 62,324 Loss (gain) on disposal of assets and other dispositions, net 310 8 10 (20,492) - - 320 (20,484) (5) 10,041 - - 315 (10,443) EBITDAre $ 35,346 $ 40,761 $ 24,400 $ 21,547 $ 1,856 $ 130 $ 61,602 $ 62,438 $ (12,000) $ (10,544) $ (185) $ (13) $ 49,417 $ 51,881 Recoveries of credit losses - (250) - - - - - (250) - - - - - (250) Amortization of key money liabilities (52) (32) (51) (91) (18) - (121) (123) 25 45 2 - (94) (78) Equity-based compensation 2,578 2,142 - - - - 2,578 2,142 - - - - 2,578 2,142 Transaction costs and other 241 1 18 715 - - 259 716 (9) (350) - - 250 366 Non-cash interest (income) expense, net (1) (133) 9 - - - - (133) 9 - - - - (133) 9 Non-cash lease expense, net 117 116 12 14 - - 129 130 (6) (7) - - 123 123 Casualty losses, net 515 (60) 355 179 65 - 935 119 (174) (88) (7) - 754 31 Other (1) (1) 1 2 - - - 1 1 367 - - 1 368 Adjusted EBITDAre $ 38,611 $ 42,686 $ 24,735 $ 22,366 $ 1,903 $ 130 $ 65,249 $ 65,182 $ (12,163) $ (10,577) $ (190) $ (13) $ 52,896 $ 54,592 Reconciliation to Adjusted EBITDAre – By Ownership Interest (Unaudited) Q2 2023 (1) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. (2) GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 11 (Amounts in thousands, except statistics)

Summit Wholly-Owned GIC Joint Venture (2) Other Joint Ventures (2) Combined GIC JV Pro Rata Adj Other JVs Pro Rata Adj Pro Rata SEC Filing - 10Q/K YTD 2023 YTD 2022 YTD 2023 YTD 2022 YTD 2023 YTD 2022 YTD 2023 YTD 2022 YTD 2023 YTD 2022 YTD 2023 YTD 2022 YTD 2023 YTD 2022 Rooms sold 1,216,063 1,196,919 732,892 667,913 40,304 3,574 1,989,259 1,868,406 Rooms available 1,723,171 1,745,714 983,910 945,076 49,775 5,544 2,756,856 2,696,334 Occupancy 70.6% 68.6% 74.5% 70.7% 81.0% 64.5% 72.2% 69.3% ADR $ 170.89 $ 161.47 $ 163.52 $ 152.34 $ 238.46 $ 167.04 $ 169.55 $ 158.22 RevPAR $ 120.60 $ 110.71 $ 121.81 $ 107.66 $ 193.09 $ 107.68 $ 122.34 $ 109.64 Room revenue 207,813 193,269 119,846 101,748 9,611 597 337,270 295,614 Other revenue 20,376 16,669 14,036 12,376 5,194 458 39,606 29,503 Total revenue $ 228,189 $ 209,938 $ 133,882 $ 114,124 $ 14,805 $ 1,055 $ 376,876 $ 325,117 Hotel EBITDA $ 74,897 $ 70,947 $ 53,258 $ 44,232 $ 5,339 $ 130 $ 133,494 $ 115,309 % margin 32.8% 33.8% 39.8% 38.8% 36.1% 12.3% 35.4% 35.5% Net income (loss) $ 5,657 $ (3,476) $ (8,056) $ 18,043 $ 1,319 $ (227) $ (1,080) $ 14,340 $ 3,783 $ (8,972) $ (132) $ 23 $ 2,571 $ 5,391 Depreciation and amortization 38,455 40,603 33,923 33,489 2,040 240 74,418 74,332 (16,622) (16,410) (204) (24) 57,592 57,898 Interest expense 16,989 18,475 24,293 9,965 1,875 117 43,157 28,557 (11,904) (4,883) (188) (12) 31,065 23,662 Interest income (211) (4) (29) (2) - - (240) (6) 14 1 - - (226) (5) Income tax expense 26 4,421 293 16 - - 319 4,437 (144) (8) - - 175 4,429 EBITDA $ 60,916 $ 60,019 $ 50,424 $ 61,511 $ 5,234 $ 130 $ 116,574 $ 121,660 $ (24,873) $ (30,272) $ (524) $ (13) $ 91,177 $ 91,375 Loss (gain) on disposal of assets and other dispositions, net 336 8 32 (20,492) - - 368 (20,484) (16) 10,041 - - 352 (10,443) EBITDAre $ 61,252 $ 60,027 $ 50,456 $ 41,019 $ 5,234 $ 130 $ 116,942 $ 101,176 $ (24,889) $ (20,231) $ (524) $ (13) $ 91,529 $ 80,932 Recoveries of credit losses (250) (250) - - - - (250) (250) - - - - (250) (250) Amortization of key money liabilities (118) (32) (103) (91) (36) - (257) (123) 50 45 4 - (203) (78) Equity-based compensation 4,046 5,840 - - - - 4,046 5,840 - - - - 4,046 5,840 Transaction costs and other 282 1 70 715 - - 352 716 (34) (350) - - 318 366 Non-cash interest (income) expense, net (1) (263) (113) - - - - (263) (113) - - - - (263) (113) Non-cash lease expense, net 238 235 24 23 - - 262 258 (12) (11) - - 250 247 Casualty losses, net 820 94 556 210 95 - 1,471 304 (272) (103) (10) - 1,189 201 Other 713 (1) (1) 2 1 - 713 1 2 367 - - 715 368 Adjusted EBITDAre $ 66,720 $ 65,801 $ 51,002 $ 41,878 $ 5,294 $ 130 $ 123,016 $ 107,809 $ (25,155) $ (20,283) $ (530) $ (13) $ 97,331 $ 87,513 Reconciliation to Adjusted EBITDAre – By Ownership Interest (Unaudited) YTD 2023 (1) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable. (2) GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit. 12 (Amounts in thousands, except statistics)

Reconciliation to Adjusted FFO – By Ownership Interest (Unaudited)

Q2 2023

(Amounts in thousands, except per share metrics)	Summit Wholly-Owned		GIC Joint Venture [4]		Other Joint Ventures [4]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	Q2 2023	Q2 2022	Q2 2023	Q2 2022	Q2 2023	Q2 2022	Q2 2023	Q2 2022	Q2 2023	Q2 2022	Q2 2023	Q2 2022	Q2 2023	Q2 2022
Net income (loss)	$ 7,150	$ 5,033	$ (6,123)	$ 18,507	$ (137)	$ (227)	$ 890	$ 23,313	2,957	(9,054)	14	23	$ 3,861	$ 14,282
Preferred dividends	(3,968)	(3,968)	-	-	-	-	(3,968)	(3,968)	-	-	-	-	(3,968)	(3,968)
Distributions to and accretion of redeemable non-controlling interests	(657)	(653)	-	-	-	-	(657)	(653)	-	-	-	-	(657)	(653)
Net (loss) income applicable to Common Stock and Common Units	**$ 2,525**	**$ 412**	**$ (6,123)**	**$ 18,507**	**$ (137)**	**$ (227)**	**$ (3,735)**	**$ 18,692**	**$ 2,957**	**$ (9,054)**	**$ 14**	**$ 23**	**$ (764)**	**$ 9,661**
Real estate-related depreciation	19,137	20,177	16,185	16,543	1,005	240	36,327	36,960	(7,930)	(9,019)	(101)	(24)	28,296	27,917
Loss (gain) on disposal of assets and other dispositions, net	310	8	10	(20,492)	-	-	320	(20,484)	(5)	10,041	-	-	315	(10,443)
FFO applicable to Common Stock and Common Units	**$ 21,972**	**$ 20,597**	**$ 10,072**	**$ 14,558**	**$ 868**	**$ 13**	**$ 32,912**	**$ 35,168**	**$ (4,978)**	**$ (8,032)**	**$ (87)**	**$ (1)**	**$ 27,847**	**$ 27,135**
Recoveries of credit losses	-	(250)	-	-	-	-	-	(250)	-	-	-	-	-	(250)
Amortization of debt issuance costs	898	950	473	463	15	-	1,386	1,413	(232)	(227)	(2)	-	1,152	1,186
Amortization of franchise fees	65	86	79	83	-	-	144	169	(39)	(41)	-	-	105	128
Amortization of intangible assets, net	8	18	911	911	-	-	919	929	(446)	(446)	-	-	473	483
Equity-based compensation	2,578	2,142	-	-	-	-	2,578	2,142	-	-	-	-	2,578	2,142
Transaction costs and other	241	1	18	715	-	-	259	716	(9)	(350)	-	-	250	366
Non-cash interest (income) expense, net [1]	(133)	9	-	-	-	-	(133)	9	-	-	-	-	(133)	9
Non-cash lease expense, net	117	116	12	14	-	-	129	130	(6)	(7)	-	-	123	123
Casualty losses, net	515	(60)	355	179	65	-	935	119	(174)	(88)	(7)	-	754	31
Other	-	2	-	(1)	-	-	-	1	2	1,270	-	-	2	1,271
AFFO applicable to Common Stock and Common Units	**$ 26,261**	**$ 23,611**	**$ 11,920**	**$ 16,922**	**$ 948**	**$ 13**	**$ 39,129**	**$ 40,546**	**$ (5,882)**	**$ (7,921)**	**$ (96)**	**$ (1)**	**$ 33,151**	**$ 32,624**
FFO per Common Stock and Common Units													$ 0.23	$ 0.22
AFFO per Common Stock and Common Units													$ 0.27	$ 0.27
Weighted average diluted shares of Common Stock and Common Units														
FFO and AFFO [2]													122,432	121,352

(1) *The total of these line items represents depreciation and amortization as reported on the Company's Condensed Consolidated Statements of Operations for the periods presented.*
(2) *Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.*
(3) *The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.*
(4) *GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.*

13

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO – By Ownership Interest (Unaudited)

YTD 2023

(Amounts in thousands, except per share metrics)	Summit Wholly-Owned		GIC Joint Venture [4]		Other Joint Ventures [4]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	YTD 2023	YTD 2022	YTD 2023	YTD 2022	YTD 2023	YTD 2022	YTD 2023	YTD 2022	YTD 2023	YTD 2022	YTD 2023	YTD 2022	YTD 2023	YTD 2022
Net income (loss)	$ 5,657	$ (3,476)	$ (8,056)	$ 18,043	$ 1,319	$ (227)	$ (1,080)	$ 14,340	3,783	(8,972)	(132)	23	$ 2,571	$ 5,391
Preferred dividends	(7,938)	(7,938)	-	-	-	-	(7,938)	(7,938)	-	-	-	-	(7,938)	(7,938)
Distributions to and accretion of redeemable non-controlling interests	(1,314)	(1,208)	-	-	-	-	(1,314)	(1,208)	-	-	-	-	(1,314)	(1,208)
Net (loss) income applicable to Common Stock and Common Units	**$ (3,595)**	**$ (12,622)**	**$ (8,056)**	**$ 18,043**	**$ 1,319**	**$ (227)**	**$ (10,332)**	**$ 5,194**	**$ 3,783**	**$ (8,972)**	**$ (132)**	**$ 23**	**$ (6,681)**	**$ (3,755)**
Real estate-related depreciation	38,209	40,502	31,841	31,413	2,004	240	72,054	72,155	(15,602)	(16,305)	(200)	(24)	56,252	55,826
Loss (gain) on disposal of assets and other dispositions, net	336	8	32	(20,492)	-	-	368	(20,484)	(16)	10,041	-	-	352	(10,443)
FFO applicable to Common Stock and Common Units	**$ 34,950**	**$ 27,888**	**$ 23,817**	**$ 28,964**	**$ 3,323**	**$ 13**	**$ 62,090**	**$ 56,865**	**$ (11,835)**	**$ (15,236)**	**$ (332)**	**$ (1)**	**$ 49,923**	**$ 41,628**
Recoveries of credit losses	(250)	(250)	-	-	-	-	(250)	(250)	-	-	-	-	(250)	(250)
Amortization of debt issuance costs	1,817	1,901	938	924	30	-	2,785	2,825	(460)	(453)	(3)	-	2,322	2,372
Amortization of franchise fees	129	173	157	164	-	-	286	337	(77)	(80)	-	-	209	257
Amortization of intangible assets, net	-	19	1,822	1,821	-	-	1,822	1,840	(893)	(892)	-	-	929	948
Equity-based compensation	4,046	5,840	-	-	-	-	4,046	5,840	-	-	-	-	4,046	5,840
Transaction costs and other	282	1	70	715	-	-	352	716	(34)	(350)	-	-	318	366
Non-cash interest (income) expense, net [1]	(263)	(113)	-	-	-	-	(263)	(113)	-	-	-	-	(263)	(113)
Non-cash lease expense, net	238	235	24	23	-	-	262	258	(12)	(11)	-	-	250	247
Casualty losses, net	820	94	556	210	95	-	1,471	304	(272)	(103)	(10)	-	1,189	201
Other	768	(2)	-	1	-	-	768	(1)	(30)	1,270	-	-	738	1,269
AFFO applicable to Common Stock and Common Units	**$ 42,537**	**$ 35,786**	**$ 27,384**	**$ 32,822**	**$ 3,448**	**$ 13**	**$ 73,369**	**$ 68,621**	**$ (13,613)**	**$ (15,855)**	**$ (345)**	**$ (1)**	**$ 59,411**	**$ 52,765**
FFO per Common Stock and Common Units													$ 0.41	$ 0.35
AFFO per Common Stock and Common Units													$ 0.49	$ 0.44
Weighted average diluted shares of Common Stock and Common Units														
FFO and AFFO [2]													122,223	119,890

(1) The total of these line items represents depreciation and amortization as reported on the Company's Condensed Consolidated Statements of Operations for the periods presented.
(2) Non-cash interest income relates to the amortization of the discount on certain notes receivable. The discount on these notes receivable was recorded at inception of the related loans based on the estimated value of the embedded purchase options in the notes receivable.
(3) The Company includes the outstanding OP units issued by Summit Hotel OP, LP, the Company's operating partnership, held by limited partners other than the Company because the OP units are redeemable for cash or, at the Company's option, shares of the Company's common stock on a one-for-one basis.
(4) GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

14

SUMMIT HOTEL PROPERTIES

FYE 2023 Outlook Low High Variance to Prior Midpoint % Change to Prior Midpoint Pro Forma RevPAR (1) $ 119.00 $ 121.50 $ 0.00 0.0% Pro Forma RevPAR Growth (1) 6.00% 8.00% -1.50% n/a Adjusted EBITDAre $ 183,000 $ 193,000 $ (10,150) -5.1% Adjusted FFO $ 105,000 $ 115,300 $ (9,950) -8.3% Adjusted FFO per Diluted Unit $ 0.86 $ 0.94 $ (0.08) -8.3% Capital Expenditures, Pro Rata $ 60,000 $ 80,000 $ 0 0.0% Variance to Prior Midpoint Adj for Transactions (2) % Change to Prior Midpoint Adj for Transactions (2) Pro Forma RevPAR (1) $ 0.00 0.0% Pro Forma RevPAR Growth (1) -1.5% n/a Adjusted EBITDAre $ (8,150) -4.1% Adjusted FFO $ (8,350) -7.0% Adjusted FFO per Diluted Unit $ (0.07) -7.0% Capital Expenditures, Pro Rata $ 0 0.0% Full Year 2023 Outlook (Unaudited) (1) All pro forma information includes operating and financial results for 101 lodging assets owned as of August 2, 2023, as if each property had been owned by the Company since January 1, 2022, and will continue to be owned through the entire year ending December 31, 2023. As a result, the pro forma information includes operating and financial results for lodging assets acquired since January 1, 2022, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP financial measures are unaudited. (2) The variance to adjusted prior midpoint reflects the midpoint change in current outlook compared to previous outlook had the Company included all transactions closed during the second quarter in its prior guidance given no transactions were contemplated in the full year 2023 outlook update published in May 2023. 15 (Amounts in thousands, except per share metrics and statistics)

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section V Asset Listing 16

Pro Forma Operating Results – By Ownership Interest (Unaudited)

Q2 2023

(Amounts in thousands, except statistics)	INN Wholly-Owned (57 Hotels)		GIC Joint Venture (41 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (101 Hotels)	
	2023	2022	2023	2022	2023	2022	2023	2022
Pro Forma Operating Data [(1)]								
Occupancy	74.9%	75.3%	76.5%	72.8%	75.9%	71.7%	75.5%	74.3%
ADR	$ 174.75	$ 171.95	$ 156.03	$ 150.89	$ 208.83	$ 221.35	$ 168.33	$ 165.16
RevPAR	$ 130.83	$ 129.49	$ 119.33	$ 109.82	$ 158.41	$ 158.73	$ 127.06	$ 122.71
Occupancy change	*-0.6%*		*5.1%*		*5.8%*		*1.6%*	
ADR change	*1.6%*		*3.4%*		*-5.7%*		*1.9%*	
RevPAR change	*1.0%*		*8.7%*		*-0.2%*		*3.5%*	
Pro forma total revenues	$ 119,978	$ 117,323	$ 67,688	$ 62,377	$ 6,444	$ 6,308	$ 194,110	$ 186,007
Pro forma hotel EBITDA	$ 43,032	$ 44,964	$ 26,164	$ 24,012	$ 1,921	$ 2,047	$ 71,117	$ 71,024
Pro forma hotel EBITDA Margin	*35.9%*	*38.3%*	*38.7%*	*38.5%*	*29.8%*	*32.5%*	*36.6%*	*38.2%*

(1) Unaudited pro forma information includes operating results for 101 hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since January 1, 2022. For any hotels acquired by the Company after January 1, 2022 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2022, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

17

SUMMIT HOTEL PROPERTIES

Pro Forma Operating Results – By Ownership Interest (Unaudited)

YTD 2023

(Amounts in thousands, except statistics)	INN Wholly-Owned (57 Hotels) 2023	INN Wholly-Owned (57 Hotels) 2022	GIC Joint Venture (41 Hotels) 2023	GIC Joint Venture (41 Hotels) 2022	Other Joint Ventures (3 Hotels) 2023	Other Joint Ventures (3 Hotels) 2022	Pro Forma (101 Hotels) 2023	Pro Forma (101 Hotels) 2022
Pro Forma Operating Data [(1)]								
Occupancy	71.0%	69.0%	74.5%	70.3%	81.0%	74.2%	72.5%	69.6%
ADR	$ 172.75	$ 164.03	$ 165.33	$ 153.30	$ 238.46	$ 232.97	$ 171.26	$ 161.38
RevPAR	$ 122.73	$ 113.14	$ 123.24	$ 107.77	$ 193.09	$ 172.92	$ 124.20	$ 112.25
Occupancy change	*3.0%*		*6.0%*		*9.1%*		*4.3%*	
ADR change	*5.3%*		*7.8%*		*2.4%*		*6.1%*	
RevPAR change	*8.5%*		*14.3%*		*11.7%*		*10.6%*	
Pro forma total revenues	$ 224,077	$ 204,341	$ 138,597	$ 120,076	$ 14,805	$ 12,418	$ 377,479	$ 336,835
Pro forma hotel EBITDA	$ 75,207	$ 70,752	$ 55,694	$ 47,010	$ 5,339	$ 4,801	$ 136,240	$ 122,562
Pro forma hotel EBITDA Margin	*33.6%*	*34.6%*	*40.2%*	*39.1%*	*36.1%*	*38.7%*	*36.1%*	*36.4%*

(1) Unaudited pro forma information includes operating results for 101 hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since January 1, 2022. For any hotels acquired by the Company after January 1, 2022 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2022, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

18

SUMMIT HOTEL PROPERTIES

Summary Pro Forma Operating Results (Unaudited)

Pro Forma (101) Hotels - 2023 [(1)]	Q1	Apr	May	Jun	Q2	YTD
Occupancy	69.5%	74.7%	74.2%	77.5%	75.5%	72.5%
ADR	$ 174.47	$ 171.07	$ 169.59	$ 164.45	$ 168.33	$ 171.26
RevPAR	$ 121.31	$ 127.84	$ 125.87	$ 127.53	$ 127.06	$ 124.20
2022 Variance						
Occupancy change vs 2022	*7.5%*	*0.0%*	*1.6%*	*3.1%*	*1.6%*	*4.3%*
ADR change vs 2022	*11.2%*	*4.0%*	*2.6%*	*-0.7%*	*1.9%*	*6.1%*
RevPAR change vs 2022	*19.4%*	*4.0%*	*4.2%*	*2.4%*	*3.5%*	*10.6%*
2019 Variance						
Occupancy change vs 2019	*-9.9%*	*-8.1%*	*-8.4%*	*-7.1%*	*-7.8%*	*-8.8%*
ADR change vs 2019	*6.6%*	*4.3%*	*4.8%*	*4.2%*	*4.4%*	*5.5%*
RevPAR change vs 2019	*-3.9%*	*-4.1%*	*-4.0%*	*-3.2%*	*-3.8%*	*-3.8%*

(1) Unaudited pro forma information includes operating results for 101 hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable periods of the prior years and are not indicative of future results.

19

SUMMIT HOTEL PROPERTIES

Summary Same Store Operating Results (Unaudited)

Same Store (95) Hotels - 2023 [1]	Q1	Apr	May	Jun	Q2	YTD
Occupancy	69.2%	74.7%	74.3%	78.0%	75.7%	72.4%
ADR	$ 170.89	$ 170.13	$ 168.49	$ 164.59	$ 167.70	$ 169.21
RevPAR	$ 118.24	$ 127.15	$ 125.27	$ 128.31	$ 126.89	$ 122.59
2022 Variance						
Occupancy change vs 2022	*7.5%*	*-0.1%*	*1.3%*	*2.9%*	*1.3%*	*4.2%*
ADR change vs 2022	*11.1%*	*4.9%*	*2.5%*	*-0.6%*	*2.2%*	*6.2%*
RevPAR change vs 2022	*19.3%*	*4.8%*	*3.8%*	*2.2%*	*3.6%*	*10.6%*
2019 Variance						
Occupancy change vs 2019	*-10.2%*	*-8.3%*	*-8.7%*	*-7.0%*	*-8.0%*	*-9.1%*
ADR change vs 2019	*4.8%*	*3.7%*	*4.0%*	*4.1%*	*3.9%*	*4.3%*
RevPAR change vs 2019	*-5.9%*	*-4.9%*	*-5.1%*	*-3.2%*	*-4.4%*	*-5.1%*

(1) Unaudited same store information includes operating results for 95 same store hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the same store information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The same store information is included to enable comparison of results for the current reporting period to results for the comparable periods of the prior years and are not indicative of future results.

20

SUMMIT HOTEL PROPERTIES

Summary Comparable 2019 Portfolio Operating Results (Unaudited)

Comparable (90) Hotels - 2023 [(1)]	Q1	Apr	May	Jun	Q2	YTD
Occupancy	69.1%	74.9%	74.4%	78.2%	75.8%	72.5%
ADR	$ 170.67	$ 169.96	$ 168.62	$ 164.01	$ 167.49	$ 169.00
RevPAR	$ 117.99	$ 127.31	$ 125.49	$ 128.31	$ 127.02	$ 122.53
2022 Variance						
Occupancy change vs 2022	*6.8%*	*-0.6%*	*1.0%*	*2.4%*	*1.0%*	*3.6%*
ADR change vs 2022	*10.6%*	*4.3%*	*1.9%*	*-1.1%*	*1.6%*	*5.6%*
RevPAR change vs 2022	*18.1%*	*3.7%*	*2.9%*	*1.2%*	*2.6%*	*9.5%*
2019 Variance						
Occupancy change vs 2019	*-10.4%*	*-7.8%*	*-8.2%*	*-6.2%*	*-7.4%*	*-8.9%*
ADR change vs 2019	*4.3%*	*3.7%*	*4.2%*	*3.9%*	*3.9%*	*4.1%*
RevPAR change vs 2019	*-6.6%*	*-4.5%*	*-4.3%*	*-2.6%*	*-3.8%*	*-5.1%*

(1) Unaudited comparable information includes operating results for 90 comparable hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the comparable information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The comparable information is included to enable comparison of results for the current reporting period to results for the comparable periods of the prior years and are not indicative of future results.

21

SUMMIT HOTEL PROPERTIES

Summary Joint Venture Operating Results (Unaudited)

GIC JV (41) Hotels - 2023 [(1)]	Q1	Apr	May	Jun	Q2	YTD
Occupancy	72.6%	75.6%	75.5%	78.3%	76.5%	74.5%
ADR	$ 175.25	$ 160.50	$ 155.04	$ 152.70	$ 156.03	$ 165.33
RevPAR	$ 127.19	$ 121.33	$ 117.09	$ 119.64	$ 119.33	$ 123.24
2022 Variance						
Occupancy change vs 2022	*7.2%*	*3.1%*	*5.1%*	*7.1%*	*5.1%*	*6.0%*
ADR change vs 2022	*12.3%*	*4.3%*	*4.0%*	*1.9%*	*3.4%*	*7.8%*
RevPAR change vs 2022	*20.4%*	*7.5%*	*9.3%*	*9.2%*	*8.7%*	*14.3%*
2019 Variance						
Occupancy change vs 2019	*-6.9%*	*-5.8%*	*-5.4%*	*-4.7%*	*-5.3%*	*-6.1%*
ADR change vs 2019	*8.7%*	*4.1%*	*4.2%*	*6.6%*	*4.9%*	*6.8%*
RevPAR change vs 2019	*1.2%*	*-1.9%*	*-1.4%*	*1.6%*	*-0.6%*	*0.3%*

Other JVs (3) Hotels - 2023 [(1)]	Q1	Apr	May	Jun	Q2	YTD
Occupancy	86.1%	81.5%	72.6%	73.6%	75.9%	81.0%
ADR	$ 264.85	$ 211.26	$ 238.01	$ 176.39	$ 208.83	$ 238.46
RevPAR	$ 228.15	$ 172.23	$ 172.76	$ 129.76	$ 158.41	$ 193.09

(1) Unaudited joint venture information includes operating results for 44 JV hotels owned as of June 30, 2023, as if all such hotels had been owned by the Company since January 1, 2019. For any hotels acquired by the Company after January 1, 2019 (the "Acquired Hotels"), the Company has included in the joint venture information the financial results of each of the Acquired Hotels for the period from January 1, 2019, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The joint venture information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

22

SUMMIT HOTEL PROPERTIES

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section V Asset Listing 23

Capitalization – Total Enterprise Value (Unaudited)

(in thousands, except per share data)		June 30, 2023		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022
Common Share Price & Dividends										
At quarter ended	$	6.51	$	7.00	$	7.22	$	6.72	$	7.27
High during quarter ended	$	7.26	$	8.81	$	8.75	$	9.09	$	10.22
Low during quarter ended	$	6.01	$	6.17	$	6.66	$	6.58	$	6.70
Common dividends per share	$	0.06	$	0.06	$	0.04	$	0.04	$	-
Common Shares & Units										
Common shares outstanding		107,570		107,470		106,902		106,894		106,894
Common units outstanding		15,977		15,977		15,977		15,984		15,989
Total common shares and units outstanding		123,547		123,447		122,878		122,878		122,883
Capitalization										
Market value of common equity at quarter end	$	804,288	$	864,127	$	887,182	$	825,743	$	893,363
Par value of preferred equity - 6.250% Series E		160,000		160,000		160,000		160,000		160,000
Par value of preferred equity - 5.875% Series F		100,000		100,000		100,000		100,000		100,000
Par value of preferred equity - 5.250% Series Z		50,000		50,000		50,000		50,000		50,000
Consolidated total debt		1,466,936		1,477,432		1,463,124		1,481,147		1,537,082
Less: consolidated unrestricted cash		(58,456)		(60,678)		(51,255)		(72,617)		(109,999)
Consolidated total enterprise value	$	2,522,768	$	2,590,881	$	2,609,051	$	2,544,273	$	2,630,446
Noncontrolling interest in consolidated total debt - GIC JV		(308,262)		(308,291)		(308,369)		(308,399)		(308,474)
Noncontrolling interest in consolidated total debt - Other JVs		(4,700)		(4,700)		(4,700)		(4,700)		(4,700)
Noncontrolling interest in consolidated total cash - GIC JV		13,077		14,455		12,937		15,581		23,351
Noncontrolling interest in consolidated total cash - Other JVs		301		298		259		166		50
Pro rata total enterprise value	$	2,223,184	$	2,292,643	$	2,309,177	$	2,246,922	$	2,340,673

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SUMMIT HOTEL PROPERTIES

Debt Schedule – Part I (Unaudited)

As of June 30, 2023

(amounts in thousands)

	Spread	Base Rate	Interest Rate	Fixed / Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Noncontrolling Interests	Pro Rata Principal Outstanding
Senior Credit Facility									
$400 Million Revolver [1]	1.95%	5.20%	7.15%	Variable	June 21, 2028	n/a	20,000	-	20,000
$200 Million Term Loan [1]	1.90%	5.20%	7.10%	Variable	June 21, 2028	n/a	200,000	-	200,000
Total Senior Credit and Term Loan Facility							$ 220,000	$ -	$ 220,000
$225 Million Unsecured Term Loan [2]	1.90%	5.14%	7.04%	Variable	February 14, 2025	n/a	$ 225,000	$ -	$ 225,000
Convertible Notes	n/a	n/a	1.50%	Fixed	February 15, 2026	n/a	$ 287,500	$ -	$ 287,500
Secured Mortgage Indebtedness									
Metabank (Bayside)	n/a	n/a	4.44%	Fixed	July 01, 2027	3	43,215	-	43,215
Bank of the Cascades (First Interstate Bank) [2]	2.00%	5.14%	7.14%	Variable	December 19, 2024	1	7,558	-	7,558
	n/a	n/a	4.30%	Fixed	December 19, 2024		7,558	-	7,558
Total Mortgage Loans						4	$ 58,331	$ -	$ 58,331
						4	$ 790,831	$ -	$ 790,831
Brickell Joint Venture Mortgage Loan									
City National Bank of Florida [3]	3.00%	5.22%	8.22%	Variable	June 30, 2025	2	47,000	(4,700)	42,300
GIC Joint Venture Credit Facility and Term Loans									
$125 Million Revolver [2]	2.15%	5.19%	7.34%	Variable	October 08, 2024	n/a	125,000	(61,250)	63,750
$75 Million Term Loan [2]	2.10%	5.19%	7.29%	Variable	October 08, 2024	n/a	75,000	(36,750)	38,250
$410 Million Term Loan [2]	2.75%	5.20%	7.95%	Variable	January 13, 2027	n/a	410,000	(200,900)	209,100
Wells Fargo CMBS Loan	n/a	n/a	4.99%	Fixed	June 06, 2028	1	12,909	(6,325)	6,584
Twain Financial PACE Loan	n/a	n/a	6.10%	Fixed	July 31, 2040	1	6,196	(3,036)	3,160
Total GIC Joint Venture Credit Facility and Term Loans						2	$ 629,105	$ (308,261)	$ 320,844
Total Joint Venture Debt						4	$ 676,105	$ (312,961)	$ 363,144
Total Debt						8	$ 1,466,936	$ (312,961)	$ 1,153,975

(1) *Interest rate is based on a variable spread plus 1-month term SOFR plus a 0.1% SOFR adjustment after being converted from a 30-day LIBOR-based loan.*
(2) *Interest rate is based on a spread plus 1-month term SOFR.*
(3) *Interest rate is based on a spread plus 30-day LIBOR but is expected to transition to 1-month term SOFR as of July 1, 2023.*

25

SUMMIT HOTEL PROPERTIES

Debt Schedule – Part II (Unaudited)

As of June 30, 2023

(amounts in thousands)		Principal Amount Outstanding		Fixed Debt Outstanding		Variable Debt Outstanding	Effective Interest Rate
Total Debt	$	1,466,936	$	357,378	$	1,109,558	6.18%
Noncontrolling Interests in Joint Ventures		(312,961)		(9,361)		(303,600)	
Pro Rata Debt	$	1,153,975	$	348,017	$	805,958	5.78%
% of Pro Rata Debt		*100%*		*30%*		*70%*	
Adjustment for Effective Swaps		0		400,000		(400,000)	
Pro Rata Debt Including Swaps	$	1,153,975	$	748,017	$	405,958	4.93%
% of Pro Rata Debt Including Swaps		*100%*		*65%*		*35%*	
% of Pro Rata Debt Including Swaps - Pro Forma (1)		*100%*		*74%*		*26%*	

Interest Rate Swaps		Notional Value	Swap Rate	Effective Date	Maturity Date
Regions - 2018 - $75mm		75,000	2.8570%	September 28, 2018	September 30, 2024
Regions - 2018 - $125mm		125,000	2.9170%	December 31, 2018	December 31, 2025
Capital One - 2022 - $100mm		100,000	2.6000%	January 31, 2023	January 31, 2027
Regions - 2022 - $100mm		100,000	2.5625%	January 31, 2023	January 31, 2029
Current Swaps	**$**	**400,000**	**2.7379%**		**October 22, 2026**
Capital One - 2023 - $100mm		100,000	3.3540%	July 01, 2023	January 13, 2026
Wells Fargo - 2023 - $100mm		100,000	3.3540%	July 01, 2023	January 13, 2026
New JV Swaps	**$**	**200,000**	**3.3540%**		**January 13, 2026**
Total Swaps	**$**	**600,000**	**2.9433%**		**July 20, 2026**

(1) Upon the July 1, 2023, effective date of the new joint venture swaps, the Company's pro rata fixed-rate debt outstanding increased to 74% from 65% as of June 30, 2023.

26

SUMMIT HOTEL PROPERTIES

$20 $200 $225 $288 $0 $102 $209 $7 $3 $42 $15 $43 $0 $100 $200 $300 $400 $500 2023 2024 2025 2026 2027 2028 2029+ Pro Rata Debt Maturity Ladder $400M Senior Revolver $200M Senior Term Loan $225M Senior Term Loan Convertible Senior Notes $200M GIC JV Credit Facility $410M GIC JV Term Loan GIC JV Mortgage Debt Brickell JV Mortgage Debt Mortgage Debt Debt Schedule – Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals 27 As of June 30, 2023

Table of Contents Section I Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Section II Corporate Financial Schedules Section III Operating & Property-Level Schedules Section IV Capitalization and Debt Schedules Section V Asset Listing 28

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership)				
Courtyard - New Orleans/Metairie	1	153	Upscale	Airport
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Four Points - San Francisco Airport	1	101	Upscale	Airport
Hyatt House - Miami Airport	1	163	Upscale	Airport
Hyatt Place - Portland Airport/Cascade Station	1	136	Upscale	Airport
Residence Inn - New Orleans/Metairie	1	120	Upscale	Airport
Residence Inn - Portland Airport at Cascade Station	1	124	Upscale	Airport
Courtyard - Fort Lauderdale Beach	1	261	Upscale	Resort
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Hyatt Place - Orlando/Convention Center	1	150	Upscale	Resort
Hyatt Place - Orlando/Universal	1	150	Upscale	Resort
Hyatt Place - Scottsdale/Old Town	1	126	Upscale	Resort
Hotel Indigo - Asheville Downtown	1	116	Upper Upscale	Small Metro/Town
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Dallas/Arlington South	1	103	Upscale	Suburban
Courtyard - Kansas City Country Club Plaza	1	123	Upscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hilton Garden Inn - Greenville	1	120	Upscale	Suburban
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hilton Garden Inn - Waltham	1	148	Upscale	Suburban
Hyatt House - Denver Tech Center	1	135	Upscale	Suburban
Hyatt Place - Baltimore/Owings Mills	1	123	Upscale	Suburban
Hyatt Place - Denver South/Park Meadows	1	127	Upscale	Suburban
Hyatt Place - Denver Tech Center	1	126	Upscale	Suburban
Hyatt Place - Garden City	1	122	Upscale	Suburban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Residence Inn - Boston/Watertown	1	150	Upscale	Suburban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Residence Inn - Dallas/Arlington South	1	96	Upscale	Suburban

29
SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
Staybridge Suites - Denver/Cherry Creek	1	121	Upscale	Suburban
AC Hotel - Atlanta Downtown	1	255	Upscale	Urban
Courtyard - Atlanta Downtown	1	150	Upscale	Urban
Courtyard - Charlotte City Center	1	181	Upscale	Urban
Courtyard - Fort Worth Downtown/Blackstone	1	203	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Courtyard - New Haven at Yale	1	207	Upscale	Urban
Courtyard - New Orleans Downtown Near the French Quarter	1	140	Upscale	Urban
Courtyard - New Orleans Downtown/Convention Center	1	202	Upscale	Urban
Fairfield Inn & Suites - Louisville Downtown	1	140	Upper Midscale	Urban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Baltimore Inner Harbor	1	116	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf	1	252	Upper Midscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Minneapolis/Downtown	1	213	Upscale	Urban
Marriott - Boulder	1	165	Upper Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Residence Inn - Baltimore Downtown/Inner Harbor	1	189	Upscale	Urban
Residence Inn - Cleveland Downtown	1	175	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
Springhill Suites - Nashville MetroCenter	1	78	Upscale	Urban
SpringHill Suites - New Orleans Downtown	1	208	Upscale	Urban
INN Wholly-Owned (100% Ownership)	**57**	**9,178**		

30

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership) [(1)]				
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Courtyard - Scottsdale North	1	153	Upscale	Resort
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Residence Inn - Scottsdale North	1	120	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hilton Garden Inn - College Station	1	119	Upscale	Small Metro/Town
Hilton Garden Inn - Longview	1	122	Upscale	Small Metro/Town
Nordic Lodge - Steamboat Springs	1	47	Independent	Small Metro/Town
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Residence Inn - Tyler	1	119	Upscale	Small Metro/Town
AC Hotel - Dallas / Frisco	1	150	Upscale	Suburban
Canopy Hotel - Dallas / Frisco Station	1	150	Upper Upscale	Suburban
Courtyard - Amarillo Downtown	1	107	Upscale	Suburban
Embassy Suites - Amarillo Downtown	1	226	Upper Upscale	Suburban
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Homewood Suites - Midland	1	118	Upscale	Suburban
Hyatt Place - Dallas / Plano	1	127	Upscale	Suburban
Residence Inn - Dallas / Frisco	1	150	Upscale	Suburban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
AC Hotel - Houston Downtown	1	195	Upscale	Urban
AC Hotel - Oklahoma City / Bricktown	1	142	Upscale	Urban
Canopy Hotel - New Orleans Downtown	1	176	Upper Upscale	Urban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban

(1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX.

31

SUMMIT HOTEL PROPERTIES

Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) (1) Hampton Inn & Suites - Dallas Downtown 1 176 Upper Midscale Urban Hampton Inn & Suites - Tampa/Ybor City/Downtown 1 138 Upper Midscale Urban Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban Hyatt Place - Lubbock 1 125 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Residence Inn - Dallas Downtown 1 121 Upscale Urban Residence Inn - Portland Downtown / Riverplace 1 258 Upscale Urban SpringHill Suites - Dallas Downtown 1 148 Upscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban GIC Joint Venture (51% Ownership) (1) 41 5,581 Other Joint Ventures (90% Ownership) Onera - Fredericksburg 1 11 Non-Hotel Non-Hotel AC Hotel - Miami Downtown / Brickell 1 156 Upscale Urban Element - Miami Downtown / Brickell 1 108 Upscale Urban Other Joint Ventures (90% Ownership) 3 275 Pro Forma 101 15,034 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. 32